Quantum Reports Fiscal Fourth Quarter and Full Year 2026 Financial Results
Fourth Quarter Revenue Increases 27% Year-over-Year to $78.0 Million

CENTENNIAL, Colo. — Jun. 25, 2026 — Quantum Corporation (Nasdaq: QMCO) ("Quantum" or the "Company"), today announced financial results for its fiscal fourth quarter and full year 2026 ended March 31, 2026.

Fiscal Fourth Quarter 2026 Financial Summary
•Revenue increased 27% year-over-year to $78.0 million, exceeding guidance of $68 million, plus or minus $2 million
•GAAP operating expenses were $30.4 million; non-GAAP adjusted operating expenses were $27.5 million, reflecting a $2.0 million year-over-year reduction
•GAAP net loss was $9.5 million, or ($0.66) per share
•Non-GAAP adjusted net loss was $3.1 million, or ($0.21) per share, which is a $9 million improvement year-over-year
•Adjusted EBITDA was $1.0 million

“Quantum delivered strong fourth quarter results with revenue of $78 million, representing 27% growth year-over-year. This performance reflects robust demand for our tiered storage solutions as the proliferation of AI-driven data rapidly reshapes the industry and enterprise storage infrastructure requirements,” commented Hugues Meyrath, CEO of Quantum. “With the exploding volume of data, rising storage costs, and increasing power constraints, organizations are rethinking how they store, manage, and protect their most valuable assets. Quantum is uniquely positioned to help customers reduce their dependence on constrained, high-cost components with differentiated, power-efficient storage solutions that provide long-term data resilience.

“As we look to fiscal year 2027, Quantum is operating from a position of renewed strength and expanding strategic relevance. Over the past year, we have transformed our business by significantly lowering our cost structure, while also sharpening our sales execution and go-to-market strategy. And more recently, we successfully completed a series of transactions that eliminated our outstanding debt and added cash to the balance sheet in support of our growth initiatives. Although supply chain constraints remain an industry-wide challenge, we are seeing clear momentum in our pipeline and backlog. We remain committed to executing with discipline as we continue to drive toward long-term sustainable growth, margin expansion and value creation for our shareholders.”

Fiscal Fourth Quarter 2026 vs. Prior Fiscal Year
Revenue for the fiscal fourth quarter of 2026 was $78.0 million, compared to $61.3 million in the prior year fourth quarter. GAAP gross profit in the fiscal fourth quarter of 2026 was $27.8 million, or 35.7% of revenue, compared to $24.2 million, or 39.6% of revenue, in the fiscal fourth quarter of 2025.

Total GAAP operating expenses in the fiscal fourth quarter of 2026 were $30.4 million, or 39.0% of revenue, compared to $35.8 million, or 58.5% of revenue, in the prior year. Total operating expenses on a non-GAAP basis for the fiscal fourth quarter of 2026 were $27.5 million, compared to $29.4 million in the fiscal fourth quarter of 2025.

GAAP net loss in the fiscal fourth quarter of 2026 was $9.5 million, or ($0.66) per share, compared to a net loss of $7.7 million, or ($1.26) per share, in the fiscal fourth quarter of 2025. Excluding stock compensation, restructuring charges and other non-recurring costs, non-GAAP adjusted net loss in the fiscal fourth quarter of 2026 was $3.1 million, or ($0.21) per share, compared to adjusted net loss of $12.1 million, or ($1.98) per share, in the prior year fourth quarter.

Non-GAAP adjusted EBITDA in the fiscal fourth quarter of 2026 was $1.0 million, compared to negative $3.9 million in the fiscal fourth quarter of 2025.

For a reconciliation of GAAP to non-GAAP financial results, please see the financial reconciliation tables below.

Liquidity and Debt (as of March 31, 2026)
•Cash, cash equivalents and restricted cash were $16.2 million, compared to $16.6 million as of March 31, 2025.
•Total interest expense for the three- and twelve-month periods were $2.9 million and $21.6 million, respectively, compared to $6.8 million and $24.0 million for the same periods a year ago.
•Outstanding term loan debt, excluding debt issuance costs, was $55.9 million, compared to $102.5 million as of March 31, 2025.
•The new convertible note was fair valued at $90.0 million.

Business Outlook
Fiscal first quarter 2027 guidance is as follows:
•Revenue of $75.0 million, plus or minus $2 million
•Non-GAAP adjusted operating expenses of $27 million, plus or minus $1 million
•Non-GAAP adjusted basic net loss per share of ($0.15), plus or minus $0.10
•Non-GAAP adjusted EBITDA of $1.5 million, plus or minus $1 million

This assumes an effective annual tax rate of 3%; non-GAAP adjusted net loss per share assumes an average basic share count of approximately 24 million in the first quarter of fiscal year 2027.

Conference Call and Webcast
Management will host a live conference call today at 5:00 p.m. ET (2:00 p.m. PT) to discuss these results. The conference call will be accessible by dialing 1-866-424-3436 (U.S. Toll-Free) or +1-201-689-8058 (International) and entering conference ID 13760869. This conference call will be broadcast live over the Internet with a slide presentation and can be accessed by all interested parties on the investor relations section of the Company's website at www.investors.quantum.com under the events and presentations tab.

A telephone replay of the conference call will be available approximately two hours after the conference call and will be available through July 1, 2026. To access the replay dial 1-877-660-6853 and enter the conference ID 13760869 at the prompt. International callers should dial +1-201-612-7415 and enter the same conference ID. Following the conclusion of the live call, a replay of the webcast will be available on the Company's website at www.quantum.com for at least 90 days.

About Quantum
Quantum delivers end-to-end data management solutions designed for the AI era. With over four decades of experience, our data platform has allowed customers to extract the maximum value from their unique, unstructured data. From high-performance ingest that powers AI applications and demanding data-intensive workloads, to massive, durable data lakes to fuel AI models, Quantum delivers the most comprehensive and cost-efficient solutions. Leading organizations in life sciences, government, media and entertainment, research, and industrial technology trust Quantum with their most valuable asset - their data. For more information visit www.quantum.com.

Quantum is listed on Nasdaq (QMCO). Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information
The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to future projections of our financial results, including for the first quarter of fiscal year 2027; expectations regarding our pipeline and backlog; expectations regarding supply chain constraints; changes in the market in which we operate, including changes in volume of data, rising storage costs, and increasing power constraints; our goals regarding long-term sustainable growth, margin expansion and value creation for our shareholders; and our focus, goals, opportunities and strategy.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the need to address the many challenges facing our business; the impact macroeconomic and inflationary conditions on our business, including potential disruptions to our supply chain, employees, operations, sales and overall market conditions; the competitive pressures we face; risks associated with executing our strategy; the distribution of our products and the delivery of our services effectively; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the outcome of any legal proceedings, claims and disputes; the ability to meet stock exchange continued listing standards; risks related to our ability to implement and maintain effective internal control over financial reporting in the future; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K filed with the SEC on August 26, 2025, and any subsequent reports filed with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investor Relations Contacts:
Shelton Group

Leanne K. Sievers | Brett L. Perry
E: sheltonir@sheltongroup.com

Media Contact:
Matter Communications
Sara Beth Fahey
E: quantum@matternow.com
P: 401-351-9507

QUANTUM CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)

	March 31,
	2026	2025
Assets
Current assets:
Cash and cash equivalents	$ 15,572	$ 16,464
Restricted cash	662	139
Accounts receivable, net of allowance for credit losses of $3,234 and $99, respectively	69,650	52,502
Inventories	16,103	22,434
Prepaid expenses	2,431	2,738
Other current assets	8,068	8,529
Total current assets	112,486	102,806

Property and equipment, net	9,284	11,378
Intangible assets, net	—	281
Goodwill	12,969	12,969
Right-of-use assets, net	7,416	8,580
Other long-term assets	14,737	19,388
Total assets	$ 156,892	$ 155,402
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$ 29,342	$ 31,463
Accrued compensation	11,862	9,214
Deferred revenue, current portion	75,654	75,076
Accrued restructuring charges	566	786
Term debt	54,811	96,486
Revolving credit facility	—	26,600
Warrant liabilities	14,105	—
Other accrued liabilities	19,457	17,982
Total current liabilities	205,797	257,607
Deferred revenue, net of current portion	39,030	38,847
Convertible note	90,034	—
Operating lease liabilities	8,172	8,934
Other long-term liabilities	12,716	14,380
Total liabilities	355,749	319,768
Commitments and contingencies (Note 10)
Stockholders’ deficit
Preferred stock:
Preferred stock, 20,000 shares authorized; no shares issued as of March 31, 2026 and 2025, respectively	—	—
Common stock:
Common stock, $0.01 par value; 225,000 shares authorized; 14,638 and 6,962 shares issued and outstanding at March 31, 2026 and 2025, respectively	146	70
Additional paid-in capital	853,974	779,645
Accumulated deficit	(1,043,517)	(942,471)
Accumulated other comprehensive loss	(9,460)	(1,610)
Total stockholders' deficit	(198,857)	(164,366)
Total liabilities and stockholders' deficit	$ 156,892	$ 155,402

QUANTUM CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share amounts)

	Year Ended March 31,
	2026	2025
Revenue
Product	$ 172,385	$ 154,182
Service and subscription	99,226	110,658
Royalty	7,970	9,218
Total revenue	279,581	274,058
Cost of revenue
Product	136,199	119,730
Service and subscription	40,341	44,496
Total cost of revenue	176,540	164,226
Gross profit	103,041	109,832
Operating expenses
Sales and marketing	52,016	52,320
General and administrative	43,917	63,961
Research and development	23,503	31,141
Restructuring charges	8,112	4,090
Total operating expenses	127,548	151,512
Loss from operations	(24,507)	(41,680)
Other expense, net	(1,511)	(710)
Interest expense	(21,575)	(23,607)
Change in fair value of warrant liability	11,315	(45,270)
Change in fair value of convertible note	(4,119)	—
Loss on debt extinguishment, net	(59,641)	(3,003)
Loss before income taxes	(100,038)	(114,270)
Income tax provision	1,008	821
Net loss	$ (101,046)	$ (115,091)

Net loss per share - basic and diluted	$ (7.97)	$ (22.35)
Weighted average shares - basic and diluted	12,674	5,150

Net loss	$ (101,046)	$ (115,091)
Change in fair value of convertible note	(8,444)	—
Foreign currency translation adjustments, net	594	583
Total comprehensive loss	$ (108,896)	$ (114,508)

QUANTUM CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)	Year Ended March 31,
	2026	2025
Operating activities
Net loss	$ (101,046)	$ (115,091)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,282	5,598
Amortization of debt issuance costs	6,613	5,475
Non-cash lease expense	1,277	1,606
Paid-in-kind interest	6,598	5,179
Provision for manufacturing and service inventories	5,333	4,877
Bad debt expense	2,733	77
Stock-based compensation	(849)	2,828
Warrants issued in connection with debt amendments	25,420	—
Change in fair value of warrant liabilities	(11,315)	45,270
Change in fair value of convertible note	4,119	—
Non-cash loss on debt extinguishment	34,221	3,003
Other non-cash	(331)	16
Changes in assets and liabilities:
Accounts receivable	(19,881)	15,209
Inventories	944	801
Accounts payable	(793)	6,154
Prepaid expenses	307	(552)
Operating lease liabilities	(931)	(1,490)
Deferred revenue	760	(2,764)
Accrued restructuring charges	(220)	786
Accrued compensation	2,647	(9,000)
Other assets	686	2,110
Other liabilities	570	6,295
Net cash used in operating activities	(37,856)	(23,613)
Investing activities
Purchases of property and equipment	(1,706)	(4,947)
Net cash used in investing activities	(1,706)	(4,947)
Financing activities
Borrowings of long-term debt, net of debt issuance costs	45,045	25,000
Borrowing of convertible note	54,718	—
Repayment of long-term debt	—	(19,129)
Repayments of long-term debt on Assignment	(52,270)	—
Repayments of long-term debt on Exchange	(56,979)	—
Borrowings of credit facility	102,914	416,418
Repayments of credit facility and payment of amendment fees	(129,514)	(418,811)
Proceeds from shares related to the SEPA, net	75,174	15,828
Proceeds from issuance of common stock, net	80	—
Net cash provided by financing activities	39,168	19,306
Effect of exchange rate changes on cash and cash equivalents	25	(3)
Net change in cash, cash equivalents, and restricted cash	(369)	(9,257)
Cash, cash equivalents, and restricted cash at beginning of year	16,603	25,860
Cash, cash equivalents, and restricted cash at end of year	$ 16,234	$ 16,603
Supplemental disclosure of cash flow information
Cash paid for interest	$ 5,170	$ 11,927
Cash paid for income taxes, net of refunds	$ 1,194	$ 1,814
Non-cash transactions
Purchases of property and equipment included in accounts payable	$ 116	$ 850
Right-of-use assets obtained in exchange for new lease liabilities	$ 112	$ 678

Warrants issued	$ 25,420	$ —

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same such amounts shown in the consolidated statements of cash flows:
Cash and cash equivalents	$ 15,572	$ 16,464
Restricted cash	662	139
Total cash, cash equivalents and restricted cash at the end of year	$ 16,234	$ 16,603

NON-GAAP FINANCIAL MEASURES
To provide investors with additional information regarding our financial results, we have presented certain non-GAAP financial measures in this press release, including non-GAAP adjusted operating expenses.

Non-GAAP adjusted operating expenses is a non-GAAP financial measure defined by us as GAAP operating expenses with stock-based compensation expense, restructuring charges, amortization of acquisition related intangible assets and non-recurring project costs removed.

We have provided below a reconciliation of non-GAAP adjusted operating expenses, to the most directly comparable U.S. GAAP financial measure. We believe that the exclusion of the amounts eliminated in this calculation can provide a useful measure for period-to-period comparisons of our core business performance. Accordingly, we believe that the use of non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and our board of directors.

Our use of non-GAAP financial measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under U.S. GAAP.

Other companies, including companies in our industry, may calculate non-GAAP financial measures differently, which reduces its usefulness as a comparative measure. Because of these and other limitations, you should consider non-GAAP adjusted operating expenses along with other U.S. GAAP-based financial performance measures, including various cash flow metrics and our U.S. GAAP financial results.

Non-GAAP adjusted EBITDA

	Quarter Ended March 31,
	2026	2025
GAAP net loss	(9,541).	(7,744)
Provision for income taxes	38	146
Interest expense, net	2,899	6,847
Depreciation and amortization expense	1,208	1,627
Stock-based compensation expense	324	452
Restructuring charges	1,049	1,906
Fair value of warrants adjustment	(2,230)	(11,145)
Fair value of convertible note adjustment	5,718	0
Non-recurring project costs	1,573	3,974
Adjusted EBITDA	1,038	(3,937)

Non-GAAP adjusted net loss and net loss per share

	Quarter Ended March 31,
	2026	2025
GAAP net loss	-9541	(7,744)
Depreciation and amortization expense	1,208	1,627
Stock-based compensation expense	324	452
Interest expense, net	0	188
Restructuring	1,049	1906
Fair value of warrants adjustment	(2,230)	(11,145)
Fair value of convertible note adjustment	5,718	0
Non-recurring project costs	1,573	3,974
Non-GAAP adjusted net loss	3,107	(12,140)
Non-GAAP adjusted net loss per share – basic and diluted	($0.21)	($1.98)
Weighted average shares – basic and diluted	14,497	6,125

Non-GAAP cost of goods sold

	Quarter Ended March 31,
	2026	2025
GAAP cost of revenue	50,149.	37,021
Stock-based compensation expense	12	(12)
Restructuring	0	(157)
Non-GAAP cost of revenue	50,161	36,851

Non-GAAP gross profit and gross margin

	Quarter Ended March 31,
	2026	2025
GAAP Revenue	77,994	61,262
Non-GAAP cost of revenue	50,161	36,851
Non-GAAP gross profit	27,833	24,411
Non-GAAP gross margin	35.7%	39.8%

Non-GAAP operating expenses

	Quarter Ended March 31,
	2026	2025
GAAP operating expenses	30,409	35,835
Stock-based compensation expense	336	440
Restructuring charges	1,049	1,749
Amortization of acquisition-related intangible assets	0	228
Non-recurring project costs	1,573	3,974
Non-GAAP operating expenses	27,451	29,443